▪	A $6.7 billion fixed-income mutual fund with over 360 Taft-Hartley pension and health & welfare funds, and public fund investors.

▪	Proven 35+-year history of competitive returns while generating vital union construction jobs and affordable housing.

▪	Operating since 1984 – successor to the Mortgage Investment Trust, founded in 1965 by the AFL-CIO.

▪	100% union labor requirement for all on-site construction.

▪	HIT’s investments create broader economic benefits in time of high unemployment.

▪	HIT’s 37 projects currently under construction predominantly located in areas with underserved communities*.

▪	HIT directly sources multifamily construction-related investments that have higher yields than other fixed income investments of similar duration and credit quality.

▪	Higher income, superior credit profile, and similar levels of interest rate risk compared to its benchmark.

▪	Its expertise in high credit quality multifamily mortgage backed securities differentiate HIT from many other core fixed-income vehicles.

www.aflcio-hit.com

*Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of February 28, 2021. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

OR OREGON
• 2 Projects Under Construction
• 221 Units of Housing (100% Affordable)
• $15.3M HIT Investment
MI MICHIGAN
• 2 Projects Under Construction
• 216 Units of Housing (23% Affordable)
• $51.5M HIT Investment
NY NEW YORK
• 4 Projects Under Construction
• 1,125 Units of Housing (47% Affordable)
• $195.0M HIT Investment
MA MASSACHUSETTS
• 6 Projects Under Construction
• 496 Units of Housing (80% Affordable)
• $207.8M HIT Investment
MN MINNESOTA
• 8 Projects Under Construction
• 1,136 Units of Housing (38% Affordable)
• $272.0M HIT Investment
IL ILLINOIS
• 7 Projects Under Construction
• 1,309 Units of Housing (80% Affordable)
• $273.2M HIT Investment
CA CALIFORNIA
• 2 Projects Under Construction
• 289 Units of Housing (50% Affordable)
• $71.1M HIT Investment
CT CONNECTICUT
• 1 Project Under Construction
• 157 Units of Housing (80% Affordable)
• $35.0M HIT Investment
OH OHIO
• 2 Projects Under Construction
• 258 Units of Housing (39% Affordable)
• $45.6M HIT Investment
PA PENNSYLVANIA
• 2 Projects Under Construction
• 184 Units of Housing (100% Affordable)
• $22.8M HIT Investment
HI HAWAII
• 1 Project Under Construction
• 153 Units of Housing (88% Affordable)
• $17.1M HIT Investment
OR
CA
MN
MI
IL
OH
NY
PA
MA
CT
HI

Investments include New Markets Tax Credits allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America CDE, Inc. project data. Data is current as of February 28, 2021. Economic impact data is in 2019 dollars and all other figures are nominal. This graphic provides information about projects financed by the HIT that were pre- or under construction as of the date of this report. Projects are included until they reach permanent loan status. The projects shown on this table may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com